Pacer BlueStar Digital Entertainment ETF
Schedule of Investments
July 31, 2023 (Unaudited)
	Shares	Value
COMMON STOCKS - 94.5%
Communication Services - 34.8%
Activision Blizzard, Inc. (a)	295	$27,364
Better Collective A/S (a)	300	6,909
Capcom Co. Ltd.	279	12,568
Catena Media PLC (a)	2,795	6,597
Electronic Arts, Inc.	135	18,407
Kingsoft Corp. Ltd.	2,718	11,623
Koei Tecmo Holdings Co. Ltd.	597	10,219
Konami Group Corp.	201	11,274
NetEase, Inc. - ADR	207	22,509
Nexon Co. Ltd.	537	10,245
Nintendo Co. Ltd.	448	20,338
ROBLOX Corp. - Class A (a)	348	13,659
Sea Ltd. - ADR (a)	239	15,898
Skillz, Inc. (a)	488	5,836
Square Enix Holdings Co. Ltd.	227	10,519
Take-Two Interactive Software, Inc. (a)	107	16,365
Tencent Holdings Ltd.	1,512	68,711
Ubisoft Entertainment SA (a)	363	12,247
		301,288
Consumer Discretionary - 51.8%
888 Holdings PLC (a)	5,889	8,183
Aristocrat Leisure Ltd.	532	14,099
Bally's Corp. (a)	452	7,359
Bandai Namco Holdings, Inc.	546	12,351
Betmakers Technology Group Ltd. (a)	46,213	4,671
Betsson AB - Class B	1,085	13,147
DraftKings, Inc. (a)	2,412	76,653
Entain PLC	2,404	42,871
Everi Holdings, Inc. (a)	678	10,062
Evolution AB (b)	501	61,889
Flutter Entertainment PLC (a)	335	66,816
GameStop Corp. (a)	420	9,324
Jumbo Interactive Ltd.	784	8,115
Kambi Group PLC (a)	387	7,351
Kindred Group PLC	1,265	15,229
La Francaise des Jeux SAEM (b)	754	28,863
NEOGAMES SA (a)	252	6,865
Playtech PLC (a)	2,195	15,844
PointsBet Holdings Ltd. (a)	6,442	7,184
Rank Group PLC (a)	1,288	1,521
Rush Street Interactive, Inc. (a)	1,697	6,500
Sportradar Holding AG (a)	738	10,871
STS Holding SA	958	5,888
Super Group SGHC Ltd. (a)	1,642	4,975
Zeal Network SE	75	2,894
		449,525
Information Technology - 7.9%
Advanced Micro Devices, Inc. (a)	203	23,223
NVIDIA Corp.	64	29,906
Unity Software, Inc. (a)	340	15,586
		68,715
TOTAL COMMON STOCKS (Cost $743,895)		819,528

EXCHANGE TRADED FUNDS - 5.4%
iShares MSCI Poland ETF	653	13,772
iShares MSCI South Korea ETF	332	22,433
iShares MSCI Taiwan ETF	231	11,060
TOTAL EXCHANGE TRADED FUNDS (Cost $40,476)		47,265

WARRANTS - 0.0% (d)
Consumer Discretionary - 0.0% (d)
PointsBet Holdings Ltd. (a)(c)	252	–
TOTAL WARRANTS (Cost $0)		–
	Principal Amount
SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts - 0.1%
U.S. Bank Money Market Deposit Account, 4.210% (e)	$473	473
TOTAL SHORT-TERM INVESTMENTS (Cost $473)		473

Total Investments (Cost $784,844) - 100.0%		867,266
Liabilities in Excess of Other Assets - 0.0% (d)		(123)
TOTAL NET ASSETS - 100.0%		$867,143

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)
Security exempt from registration under Rule 144(a) and Regulation S of the the Securities Act of 1933. Such securities according to the Fund's liquidity guidelines.
At July 31, 2023, the market value of these securities total $90,752, which represents 10.5% of net assets.

(c)	Value determined using significant unobservable inputs.
(d)	Less than 0.05%.
(e)	The rate shown is as of July 31, 2023.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC ("S&P").  GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Fund's Administrator, U.S. Bancorp Fund Services, LLC.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2023 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America (“GAAP”). The Funds are investment companies that follow the accounting and reporting guidelines of Accounting Standards Codification Topic 946 applicable to investment companies.

Securities, including master limited partnerships ("MLPs"), listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market (“Nasdaq”). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price (“NOCP”) will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company’s net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                            Options on securities that are listed on an exchange shall be valued at the sale price on such exchange (or any other exchange on which such options are listed) having the trade closest to the close of the New York Stock Exchange (“NYSE”) on the day of valuation or, if there was no sale on any of the applicable options exchanges on such day, at the mean between the highest bid and lowest ask price on any of such exchanges on such day closest to the close of the NYSE on such day. On the last trading day prior to expiration, expiring options may be priced at intrinsic value.
                                                                                                                                                                                                                                                                                                                                                                                                                                                                                             Foreign currency forward contracts are valued at the current day’s interpolated foreign exchange rate, as calculated using the current day’s spot rate, and the twenty, sixty, ninety, and one-hundred eighty day forward rates provided by an independent source.

Futures contracts are valued at the settlement price on the exchange on which they are principally traded.

Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share as provided by its administrator.

Deposit accounts are valued at acquisition cost, which approximates fair value.

The Trust's Valuation Procedures provide for the designation of the Adviser as "Valuation Designee". If no quotation is available from either a pricing service, or one or more brokers or there is reason to question the reliability or accuracy of a quotation supplied, securities are valued at fair value as determined in good faith, by the Valuation Designee pursuant to procedures established by the Funds' Board of Trustees (the "Board").

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2023:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 819,528	$ -	$ -	$ -	$ 819,528
Exchange Traded Funds	47,265	-	-	-	$ 47,265
Warrants	-	-	0	-	0
Short-Term Investments	473	-	-	-	$ 473
Total Investments in Securities	$ 867,266	$ -	$0	$ -	$ 867,266
^ See the Schedules of Investments for industry breakouts.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

ODDS(a)	Balance as of 10/31/2022	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Corporate Action	Transfers Out of Level 3	Transfers Into Level 3	Balance as of 7/31/2023
Warrants	$0	$-	$-	$-	$-	$-	$-	$-	$0

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
	Fair Value as of 7/31/2023	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Warrants	$0	Corporate Action	None	$0.00

(a) Table presents information for one security, which has been valued at $0.00 AUD throughout the period.